FIRST AMENDMENT TO GUARANTY
                             (On Stage Entertainent)


THIS FIRST AMENDMENT TO GUARANTY (this "Amendment") is made as of June __, 1998, by ON STAGE ENTERTAINMENT, INC., a Nevada corporation ("Guarantor"), to and for the benefit of IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP., a Maryland corporation ("Lender").

                                    RECITALS

         A. Guarantor has previously executed in favor of Lender that certain Guaranty (the "Guaranty") dated March 11, 1998, pursuant to which, among other things, Guarantor guaranteed the prompt payment and performance of the obligations of certain affiliates of Guarantor under loans made by Lender.

         B. Guarantor desires to amend the Guaranty to add the obligations of certain other affiliates of Guarantor under additional loans being made by Lender.


                                   AGREEMENTS

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

         1. Recital A. Recital A of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  "A. Lender has made the following loans (each, an "Original Loan" and collectively, the "Original Loans") to the following borrowers (collectively, the "Original Borrowers") pursuant to a Loan Agreement (the "Original Loan Agreement") dated as of March 11, 1998:

                Borrower                                         Loan Amount
         ---------------------------                             -----------

         Fort Liberty, Inc.                                      $6,600,000
         King Henry's, Inc.                                      $5,000,000
         Wild Bills California, Inc.                             $  900,000

                  Lender has agreed to make the following additional loans (each, an "Additional Loan" and collectively, the "Additional Loans") to the following additional borrowers (collectively, the "Additional Borrowers") pursuant to an Amended and Restated Loan Agreement (the "Loan Agreement") of even date herewith:

              Additional Borrower                                Loan Amount
         ------------------------------------------              -----------

         On Stage Theaters North Myrtle Beach, Inc.              $   25,000
         On Stage Theaters Surfside Beach, Inc.                  $1,075,000

                  Each Original Loan or Additional Loan is referred to herein as a "Loan," and the Original Loans and Additional Loans are collectively referred to herein as the "Loans". Each Original Borrower or Additional Borrower is referred to herein as a "Borrower," and the Original Borrowers and the Additional Borrowers are referred to herein as the "Borrowers".

                  Each Loan is evidenced by a note (each, a "Note" and collectively the "Notes") and secured by a mortgage or deed of trust (each a "Mortgage" and collectively the "Mortgages") encumbering certain real and other property owned by Borrowers in Florida, California and South Carolina and described therein, and other security documents (the Loan Agreement, the Notes, the Mortgages and any and all other documents or instruments executed in connection with or as security for the Notes being sometimes hereinafter collectively referred to as the "Loan Documents")."

         2. Representations and Warranties. Section 13(c) of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  "(c) Any and all balance sheets, net worth statements, and other financial data with respect to Borrowers, Guarantor, Gedco USA, Inc. and its affiliated entities, and Calvin Gilmore Productions, Inc. and its affiliated entities which have heretofore been given to Lender by or on behalf of Guarantor fairly and accurately present the financial condition of such party as of the respective dates thereof."

         3. Miscellaneous. Except as amended above, the Guaranty remains in full force and effect. This Amendment constitutes the entire agreement of the parties regarding the modification of the Guaranty and supersedes all prior written and oral communications regarding such subject. This Amendment may be amended only in writing. In the event of a dispute regarding the terms of this Amendment, the prevailing party shall be entitled to reasonable attorneys' fees in an amount determined by the court having jurisdiction.

         IN WITNESS WHEREOF, Guarantor has executed and delivered this Amendment as of the date first written above.

GUARANTOR:                                          ON STAGE ENTERTAINMENT, INC.
                                                    a Nevada corporation

                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________




On Stage Entertainment, Inc.
4625 W. Nevso Drive
Las Vegas, Nevada 89103


Signed and sealed and delivered in the presence of:

----------------------------------
Print Name:_______________________



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Print Name:_______________________